AGREEMENT AND ACKNOWLEDGEMENT
                         REGARDING TRI-PARTY AGREEMENT

     This Agreement (this "Agreement") is made and entered into as of this 30th day of May, 1997, by and between Nationsbank of Texas, N.A., a national banking association ("Nationsbank"), Park at Highlands LLC, a Colorado limited liability company ("Borrower"), Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), and ERP Operating Limited Partnership, an Illinois limited partnership ("ERP Operating Partnership").

                                   RECITALS

     15   Reference is hereby made to that certain Tri-Party Agreement  dated
December 29, 1995, by and among Nationsbank, Borrower, Wellsford Park Highlands Corp., a Colorado corporation, Wellsford Residential Property Trust, a Maryland real estate investment trust ("WRPT"), Al Feld, an individual and the Feld Company, a Colorado corporation (the "Phase I Tri-Party Agreement"), executed in connection with that certain construction loan in the original principal amount of $36,757,533.00 from Nationsbank to Borrower for the development of a 456-unit apartment complex and related facilities in Highlands Ranch, Douglas County, Colorado (the "Project").

     16   Subsequent to the execution of the Phase I Tri-Party Agreement, WRPT entered into that certain Agreement and Plan of Merger dated as of January 16, 1997, by and between Equity Residential Properties Trust, a Maryland real estate investment trust ("ERPT"), and WRPT in connection with the merger of ERPT with and into WRPT.

     17   ERPT is the general partner of ERP Operating Partnership.

     18   The obligations of WRPT pursuant to the Phase I Tri-Party Agreement have been or will be assigned to and assumed by ERP Operating Partnership pursuant to that certain Assignment and Assumption of Tri-Party Agreement (the "Tri-Party Assignment").

     19   The parties hereto now desire to enter into this Agreement in order to confirm the status of certain items contained in the Phase I Tri-Party Agreement.

     NOW, THEREFORE, for and in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to and confirm the following:

     19.1 The Phase I Tri-Party Agreement (including all Exhibits thereto) is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as described in Paragraph 4 below.

     19.2 Nationsbank has not delivered to WRPT any Default Notice (as defined in the Phase I Tri-Party Agreement) pursuant to Paragraph 9(a) of the Phase I Tri-Party Agreement with respect to WRPT that has not been cured.

     19.3 Subject to Nationsbank's rights under Paragraph 3(b) of the Phase I Tri-Party Agreement, the total amount of the Final Project Budget (as defined in the Phase I Tri-Party Agreement) as it relates to the Project has not been modified, supplemented or amended in any way.

     19.4 Nationsbank acknowledges that obligations of WRPT pursuant to the Phase I Tri-Party Agreement have been assigned to and assumed by ERP Operating Partnership pursuant to the Tri-Party Assignment.

     19.5 The parties hereto shall look solely to ERP Operating Partnership for the performance of all obligations of WRPT pursuant to the Phase I Tri-Party Agreement.

     19.6 All obligations of ERP Operating Partnership, as assignee of WRPT, to Nationsbank with respect to the Project are as set forth in the Phase I Tri-Party Agreement and have not been amended or modified in any way.

     19.7 From and after the date hereof, a copy of any notice or communication required or permitted to be given to WRPT pursuant to the Phase I Tri-Party Agreement, shall now be sent to ERP Operating Limited Partnership, 2 North Riverside Plaza, Suite 400, Chicago, Illinois 60606, attention:
President, with a copy to (i) Equity Residential Properties Trust, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, Attention: President and Bruce C. Strohm, Esq. and (ii) Rudnick & Wolfe, 203 N. LaSalle St., Suite 1800, Chicago, Illinois 60601, Attention: Errol R. Halperin, Esq.

     19.8 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     19.9 Except as set forth herein and in the Tri-Party Assignment, the Phase I Tri-Party Agreement is hereby ratified and confirmed and shall not be otherwise amended or modified by this or any other instrument.

     19.10 This Agreement may be executed in one or more counterparts, all of which when taken together shall constitute the entire Agreement of the parties.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



                              NATIONSBANK OF TEXAS, N.A., a
                              national banking association

                              By:/s/ Sondra E. Teilborg
                                 ----------------------------------
                              Name:  Sondra E. Teilborg
                              Title: Vice President



                              PARK AT HIGHLANDS LLC,
                              a Colorado limited liability company

                              By:/s/ al Feld
                                 ----------------------------------
                                 Al Feld, Manager


                              WELLSFORD PARK HIGHLANDS CORP.,
                              a Colorado corporation

                              By:/s/ David M. Strong
                                 ---------------------------------
                                 David M. Strong
                                 Vice President

                              ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: EQUITY RESIDENTIAL PROPERTIES TRUST, its
                              general partner

                              By:/s/ Bruce C. Strohm
                                 -----------------------------------
                                 Name:  Bruce C. Strohm
                                 Title: Executive Vice President